UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 7, 2005

PMA Capital Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-22761	22-2217932
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 665-5046

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a)          On July 7, 2005, the Audit Committee of the Board of Directors (the “Audit Committee”) of PMA Capital Corporation (the “Company”) dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for the 2005 fiscal year. Deloitte was also dismissed as the auditor for the PMA Capital Corporation 401(k) Plan.

   During the two most recently completed fiscal years and through July 7, 2005, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for the past two fiscal years or its review of the financial statements for the quarter ended March 31, 2005. In addition, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years and through July 7, 2005.

   The Company provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from Deloitte, dated as of July 7, 2005 regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

(b)              On July 7, 2005, the Audit Committee voted to engage Beard Miller Company LLP, an independent member of BDO Seidman Alliance (“Beard Miller”) as its independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the year ending December 31, 2005. Beard Miller will also serve as the independent registered public accounting firm to the PMA Capital Corporation 401(k) Plan.

The Company has not consulted with Beard Miller during the two most recent fiscal years and through July 7, 2005 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

16.1	Letter of Deloitte & Touche LLP, dated as of July 7, 2005, to the Securities and Exchange Commission regarding agreement with the statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PMA Capital Corporation

July 11, 2005	By:	/s/ William E. Hitselberger

	Name:	William E. Hitselberger
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Number	Desciption

16.1	Letter of Deloitte & Touche LLP, dated as of July 7, 2005, to the Securities and Exchange Commission regarding agreement with the statements made in this Current Report on Form 8-K.